Exhibit 99.1

Sunrun Announces Definitive Agreement to Acquire Vivint Solar for an Enterprise Value of $3.2 billion

Adding a Complementary Direct-to-Home Sales Channel to Platform

Accelerating Operating and Scale Efficiencies to Enhance Customer and Shareholder Value

Sunrun Would Become a Leading Owner of Solar Assets Globally with Nearly 500,000 Customers and More Than 3

Gigawatts of Solar Energy

Annual Cost Synergies Estimated at $90 million

SAN FRANCISCO, July 6, 2020 — Sunrun (NASDAQ: RUN), a leading provider of residential solar, battery storage and energy services, and Vivint Solar (NYSE: VSLR), a leading full-service residential solar provider in the United States, today announced the companies have entered into a definitive agreement under which Sunrun will acquire Vivint Solar in an all-stock transaction, pursuant to which each share of Vivint Solar common stock will be exchanged for 0.55 shares of Sunrun common stock, representing a combined Enterprise Value of $9.2 billion based on the closing price of Sunrun’s shares on July 6, 2020. Vivint Solar stockholders are expected to own approximately 36% and Sunrun stockholders are expected to own approximately 64% of the fully diluted shares of the combined company. The exchange ratio implies a 10% premium for Vivint Solar shares based on closing prices on July 6, 2020, and a 15% premium to the exchange ratio implied by the 90 day volume weighted average price of Vivint Solar and Sunrun shares.

“Americans want clean and resilient energy. Vivint Solar adds an important and high-quality sales channel that enables our combined company to reach more households and raise awareness about the benefits of home solar and batteries,” said Lynn Jurich, Sunrun’s Chief Executive Officer and co-founder. “This transaction will increase our scale and grow our energy services network to help replace centralized, polluting power plants and accelerate the transition to a 100% clean energy future. We admire Vivint Solar and its employees, and look forward to working together as we integrate the two companies.”

David Bywater, Chief Executive Officer of Vivint Solar, added, “Vivint Solar and Sunrun have long shared a common goal of bringing clean, affordable, resilient energy to homeowners. Joining forces with Sunrun will allow us to reach a broader set of customers and accelerate the pace of clean energy adoption and grid modernization. We believe this transaction will create value for our customers, our shareholders, and our partners.”

A Shared Mission to Create a Planet Run by the Sun

Sunrun and Vivint Solar share a mission to create a planet run by the sun. Together, we can empower more families to take control of their energy future by increasing customer choice in how they create and consume power.

There is an urgent need to decarbonize our energy system. Extreme weather due to climate change is increasing, putting immense strain on our energy system. Fossil fuel power plants are responsible for more than 30% of all carbon pollution across the country. Sunrun will be a meaningful contributor to a fully renewable and electrified energy system. Our growing fleet of solar homes and batteries will be networked to provide greater benefits to the grid and energy consumers. Generating energy at the point it is used reduces the need for dirty energy being produced far away that is increasingly expensive to transmit. Our customers have already and will continue to help shut down inefficient carbon-producing power plants.

Our combined customer base of nearly 500,000 creates a leading owner of solar assets globally, with over 3 gigawatts of solar assets on the balance sheet. Yet, residential solar has reached only 3% penetration in the United States today and the runway for growth remains massive.

Sunrun has committed to leading the solar industry in diversity and inclusion efforts, career development, and employee benefits. As part of a broader, more diversified company, we will be able to offer employees even more opportunities and solidify our position as the best place to work in the solar industry.

Strategic Rationale

This is a transformational opportunity to generate consumer and shareholder value, realize annual cost synergies and bring cleaner, affordable energy to more homes. It establishes Sunrun as a leading home solar and energy services company across the United States, bringing greater opportunities for consumers to save money on their electric bills and decrease dependence on fossil fuels.

Residential solar has reached only 3% penetration in the United States today and yet surveys show nearly 9 out of 10 people in the United States favor expanding the use of solar power. The acquisition of Vivint Solar adds a complementary direct-to-home sales channel to Sunrun’s platform, increasing our reach and capabilities in a growing market. Our thirteen years of experience has shown that a consultative experience from trusted sales advisors is important to educate customers of the merits of solar energy. Vivint Solar’s highly trained, consultative field sales experts will be an important part of the combined platform and will serve as critical ambassadors for consumers to learn the benefits of solar energy.

Like Sunrun, Vivint Solar has adapted to the current environment, accelerating digital lead generation efforts and providing a contact-less selling and installation experience in most instances. This transition has resulted in improvements for both companies, including setting the foundation for structural cost reductions and improved customer experience.

We expect to deliver meaningful cost synergies, estimated at $90 million on an annual basis. We see opportunities across the entire cost base, including consolidating and optimizing our branch footprint, reducing redundant spending on technology systems, scaling our proprietary racking technology, as well as improving sourcing capabilities within our supply chains. There are also opportunities to realize scale benefits from shared corporate functions including accounting, human resources, legal, and policy.

We expect additional revenue synergies to generate enhanced value creation for our customers and shareholders from a larger base of solar assets. We expect to be able to offer batteries to the combined base of solar customers. A larger footprint of solar and battery assets also increases the value of what we bring to our grid services partnerships and strengthens our ability to deliver considerable value in that business. We expect to benefit from efficiencies in large scale project finance capital raising activities and are excited about the opportunity to build an even stronger and more recognizable consumer brand in residential energy services.

Benefits for Customers

Most energy consumers are currently beholden to a single power company that provides electricity to them based on their household location. As a benefit of this combination, Sunrun’s increased scale, operating efficiency and combined research and development (R&D) efforts will enable the company to even further accelerate the adoption of renewable energy and give households more control over their energy future.

A lower cost structure from greater scale can open more markets and allow lower pricing for customers, accelerating the transition away from polluting fossil fuels. It will also give our customers access to better, more affordable products and services. Lastly, combining R&D resources and focusing efforts will allow us to accelerate the offering of advanced solutions, such as virtual power plants and other energy services programs, to more customers in more markets.

Transaction Details

Under the terms of the definitive transaction agreement, each share of Vivint Solar common stock issued and outstanding immediately prior to the effective time of the merger will be converted automatically into the right to receive 0.55 shares of Sunrun common stock.

The Board of Directors of Sunrun and Vivint Solar have each unanimously voted in favor of the definitive transaction agreement.

The acquisition of Vivint Solar is expected to be completed during the fourth quarter of 2020, subject to approval by Vivint Solar and Sunrun stockholders, regulatory approvals and other customary closing conditions.

Sunrun’s Board of Directors will be expanded by adding 2 directors, one of which is expected to be Vivint Solar’s CEO, David Bywater.

Support Agreements have been obtained from both companies’ largest stockholders, 313 Acquisition LLC (Blackstone affiliate) and Tiger Global, to vote their respective shares in favor of the merger and the share issuance, respectively. In addition, 313 Acquisition LLC (Blackstone affiliate) has agreed to lock up 50% of shares obtained as a result of the acquisition for 60 days following closing and the remaining 50% for 120 days. Sales are allowed to occur during these periods subject to certain conditions.

Advisors

Credit Suisse Securities (USA) LLC is serving as the exclusive financial advisor to Sunrun and Cooley LLP and Axinn, Veltrop & Harkrider LLP are serving as legal counsel. Morgan Stanley & Co. LLC is serving as the lead financial advisor to Vivint Solar, BofA Securities, Inc. is serving as a financial advisor to Vivint Solar and Simpson Thacher & Bartlett LLP and Wilson Sonsini Goodrich & Rosati are serving as legal counsel.

Management Conference Call Information

Sunrun and Vivint Solar are hosting a joint conference call for analysts, investors and media to discuss the definitive transaction agreement at 8:30 a.m. Eastern time on Tuesday, July 7, 2020. A live audio webcast of the conference call along with supplemental information will be accessible on the “Investor Relations” section of Sunrun’s website at https://investors.sunrun.com in addition to Vivint Solar’s website at http://investors.vivintsolar.com. The conference call can also be accessed live over the phone by dialing 877-485-3106 (toll-free) or 201-689-8575 (international). An audio replay will be available following the call on the Sunrun Investor Relations website for approximately one month.

About Sunrun

Sunrun Inc. (Nasdaq: RUN) is the nation’s leading home solar, battery storage, and energy services company. Founded in 2007, Sunrun pioneered home solar service plans to make local clean energy more accessible to everyone for little to no upfront cost. Sunrun’s innovative home battery solution, Brightbox, brings families affordable, resilient, and reliable energy. The company can also manage and share stored solar energy from the batteries to provide benefits to households, utilities, and the electric grid while reducing our reliance on polluting energy sources. For more information, please visit www.sunrun.com.

About Vivint Solar

Vivint Solar, Inc. (NYSE: VSLR) is a leading full-service residential solar provider in the United States. With the help of Vivint Solar, homeowners can power their homes with clean, renewable energy, typically achieving significant financial savings over time. Vivint Solar designs and installs solar energy systems for homeowners and offers monitoring and maintenance services. In addition to being able to purchase a solar energy system outright, homeowners may benefit from Vivint Solar’s affordable, flexible financing options, including power purchase agreements, or lease agreements, where available. Vivint Solar also offers solar plus storage systems with LG Chem home batteries and electric vehicle chargers with ChargePoint Home. For more information, visit www.vivintsolar.com or follow @VivintSolar on Twitter.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, statements based upon or relating to Sunrun Inc.’s, a Delaware corporation (“Sunrun”) and Vivint Solar, Inc.’s, a Delaware corporation (“Vivint Solar”) expectations or predictions of future financial or business performance or conditions. Forward-looking statements generally relate to future events or future financial or operating performance. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “would,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “will be,” “will likely result” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements may include, but are not limited to, statements concerning the expected benefits of the transaction; cost synergies and opportunities resulting from the transaction; Sunrun’s leadership position in the industry; the availability of rebates, tax credits and other financial incentives including solar renewable energy certificates, or SRECs, and federal and state incentives; regulations and policies related to net metering and interconnection limits or caps and decreases to federal solar tax credits; determinations by the Internal Revenue Service of the fair market value of Sunrun’s and Vivint Solar’s solar energy systems; changes in regulations, tariffs and other trade barriers and tax policy; the retail price of utility-generated electricity or electricity from other energy sources; federal, state and local regulations and policies governing the electric utility industry and developments or changes with respect to such regulations and policies; the ability of Sunrun and Vivint Solar to manage their supply chains (including the availability and price of solar panels and other system components and raw materials) and distribution channels and the impact of natural disasters and other events beyond their control; the ability of Sunrun and Vivint Solar and their industry to manage recent and future growth, product offering mix, and costs (including, but not limited to, equipment costs) effectively, including attracting, training and retaining sales personnel and solar energy system installers; Sunrun’s and Vivint Solar’s strategic partnerships and expected benefits of such partnerships; the sufficiency of Sunrun’s and Vivint Solar’s cash, investment fund commitments and available borrowings to meet anticipated cash needs; the need and ability of Sunrun and Vivint Solar to raise capital, refinance existing debt and finance their respective obligations and solar energy systems from new and existing investors; the potential impact of interest rates on Sunrun’s and Vivint Solar’s interest expense; the course and outcome of litigation and investigations and the ability of Sunrun and Vivint Solar to consummate the transactions contemplated by the definitive transaction agreement in a timely manner or at all. These statements are not guarantees of future performance; they reflect Sunrun’s and Vivint Solar’s current views with respect to future events and are based on assumptions and estimates and subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from expectations or results projected or implied by forward-looking statements. These risks include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive transaction agreement or the failure to satisfy the closing conditions; the possibility that the consummation of the proposed transactions is delayed or does not occur, including the failure of the parties’ stockholders to approve the proposed transactions; uncertainty regarding the timing of the receipt of required regulatory approvals for the merger and the possibility that the parties may be required to accept conditions that could reduce or eliminate the anticipated benefits of the merger as a condition to obtaining regulatory approvals or that the required regulatory approvals might not be obtained at all; the outcome of any legal proceedings that have been or may be instituted against the parties or others following announcement of the transactions contemplated by the definitive transaction agreement; challenges, disruptions and costs of closing, integrating and achieving anticipated synergies, or that such synergies will take longer to realize than expected; risks that the merger and other transactions contemplated by the definitive transaction agreement disrupt current plans and operations that may harm the parties’ businesses; the amount of any costs, fees, expenses, impairments and charges related to the merger; uncertainty as to the effects of the announcement or pendency of the merger on the market price of the parties’ respective common stock and/or on their respective financial performance; uncertainty as to the long-term value of Sunrun’s and Vivint Solar’s common stock; the ability of Sunrun and Vivint Solar to raise capital from third parties to grow their business; any rise in interest rates which would increase the cost of capital; the ability to meet covenants in investment funds and debt facilities; the potential inaccuracy of the assumptions employed in calculating operating metrics; the failure of the energy industry to develop to the size or at the rate Sunrun and Vivint Solar expect; and the inability of Sunrun and Vivint Solar to finance their solar service offerings to customers on an economically viable basis. These risks and uncertainties may be amplified by the ongoing COVID-19 pandemic, which has caused significant economic uncertainty and negative impacts on capital and credit markets. The extent to which the COVID-19 pandemic impacts Sunrun’s and Vivint Solar’s businesses, operations, and financial results, including the duration and magnitude of such effects, will depend on numerous factors, many of which are unpredictable, including, but not limited to, the duration and spread of the pandemic, its severity, the actions to contain the pandemic or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume.

Any financial projections in this filing are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Sunrun’s and Vivint Solar’s control. While all projections are necessarily speculative, Sunrun and Vivint Solar believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this filing should not be regarded as an indication that Sunrun and Vivint Solar, or their representatives, considered or consider the projections to be a reliable prediction of future events.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in Sunrun’s and Vivint Solar’s most recent reports on Form 10-K, Form 10-Q, Form 8-K and other documents on file with the United States Securities and Exchange Commission (“SEC”). These forward-looking statements represent estimates and assumptions only as of the date made. Unless required by federal securities laws, Sunrun and Vivint Solar assume no obligation to update any of these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated, to reflect circumstances or events that occur after the statements are made. Given these uncertainties, investors should not place undue reliance on these forward-looking statements. Investors should read this document with the understanding that Sunrun’s and Vivint Solar’s actual future results may be materially different from what Sunrun and Vivint Solar expect. Sunrun and Vivint Solar qualify all of their forward-looking statements by these cautionary statements.

Additional Information and Where to Find It

In connection with the proposed merger, Sunrun intends to file with the SEC a registration statement on Form S-4, which will include a document that serves as a prospectus of Sunrun and a joint proxy statement of Sunrun and Vivint Solar (the “joint proxy statement/prospectus”). After the registration statement has been declared effective by the SEC, the joint proxy statement/prospectus will be delivered to stockholders of Sunrun and Vivint Solar. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SECURITY HOLDERS OF SUNRUN AND VIVINT SOLAR ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE MERGER THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain copies of the joint proxy statement/prospectus (when available) and other documents filed by Sunrun and Vivint Solar with the SEC, without charge, through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by Sunrun will be made available free of charge on Sunrun’s website at http://investors.sunrun.com/ under the heading “Filings & Financials” and then under the subheading “SEC Filings.” Copies of documents filed with the SEC by Vivint Solar will be made available free of charge on Vivint Solar’s website at http://investors.vivintsolar.com/ under the link “Financial Information” and then under the heading “SEC Filings.”

Participants in the Solicitation

Sunrun and Vivint Solar and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Sunrun common stock and Vivint Solar common stock in respect of the proposed transaction. Information about Sunrun’s directors and executive officers is set forth in Sunrun’s Form 10-K for the year ended December 31, 2019 and the proxy statement for Sunrun’s 2020 Annual Meeting of Stockholders, which were filed with the SEC on February 27, 2020 and April 17, 2020, respectively. Information about Vivint Solar’s directors and executive officers is set forth in Vivint Solar’s Form 10-K for the year ended December 31, 2019 and the proxy statement for Vivint Solar’s 2020 Annual Meeting of Stockholders, which were filed with the SEC on March 10, 2020 and April 24, 2020, respectively. Stockholders may obtain additional information regarding the interests of such participants by reading the registration statement and the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contacts

Investor & Analyst Contacts: Patrick Jobin Sunrun SVP, Finance & Investor Relations investors@sunrun.com 415-373-5206 Rob Kain Vivint Solar VP, Investor Relations ir@vivintsolar.com 855-842-1844	Press & Media Contacts: Andrew Newbold Sunrun Director of Communications press@sunrun.com 816-516-5809 Wyatt Semanek Vivint Solar Public Relations Manager pr@vivintsolar.com 385-202-6577